EXHIBIT 10i.5

This amends the Schedule of Management Parties filed as a schedule to the Form of Management Agreement filed by the Registrant as Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

schedule of management parties

Name	Title	Amount	Date

Janet M. Dolan	President and Chief Executive Officer	$367,500	May 22, 2001

James H. Moar	Chief Operating Officer	$286,000	May 22, 2001

Richard M. Adams	Vice President	$178,092	May 22, 2001

Anthony T. Brausen	Vice President, Chief Financial Officer and Treasurer	$205,000	May 22, 2001

Grant M. DesRoches	Vice President	$154,876	May 22, 2001

Thomas J. Dybsky	Vice President	$170,888	May 22, 2001

James J. Seifert	Vice President, General Counsel & Secretary	$170,625	May 22, 2001

David T. Vedder	Vice President	$160,364	May 22, 2001

Steven K. Weeks	Vice President	$160,200	May 22, 2001

Anthony Lenders	Managing Director, TNV	$210,000	May 22, 2001

Robert J. Luck	Director, Australia/Export/Japan	$145,320	May 22, 2001

Rex L. Carter	Vice President, E-Solutions	$250,000	October 15, 2001

H. Chris Killingstad	Vice President, North America	$305,000	March 13, 2002